UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2025

MITESCO, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53601	87-0496850
(State or another jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Beachland Blvd., Suite 1377
Vero Beach, Florida 32963

(Address of principal executive offices) (Zip Code)

(844) 383-8689

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 2,025 the Company entered into an Advisory Agreement with JRB Consulting, Inc., to performing consulting with the Company generally on certain acquisitions, financing and with specific focus on accomplishing an uplisting of the Company’s securities to a senior securities listing and market, either NASDAQ, the NYSE or another similar environment, domestically or internationally. The term of the agreement is six (6) months, or upon completion of the listing. The Principals of JRB have extensive experience in these types of transactions including Special Purpose Acquisition Company (SPAC) transactions, with both domestic and international companies.

The compensation provided for in the agreement includes a) a cash payment of $200,000 upon completion of an approved uplisting transaction, and b) the immediate issuance of 250,000 shares of restricted common stock. The common stock shall be deemed “earned” upon issuance and the Company has agreed to include such shares in an upcoming registration statement on a “piggyback” basis.

Item 3.02 Unregistered Sales of Equity Securities.

The Company issued the shares described herein to accredited institutional investors in a transaction not involving a public offering pursuant to section 4(a)(2) of the United States Securities Act of 1933, as amended.

Item 8.01 Other Events.

The Company issued a press release on December 1, 2025, updating the shareholders on its business development plans including its enterprise A.I. based application for sales force automation dubbed “Robo Agent”, and with regard to its intention to accomplish a move of its securities to a senior trading exchange. It also discussed the potential of a merger, or acquisition, to allow it growth in a more rapid manner than otherwise available based on its “organic” efforts. A copy of the press release is included as Exhibit 99.1 to this filing.

Item 9.01 Financial Statements and Exhibits.

Exhibits	Description
10.1	Form of Consulting Agreement for M&A and Senior Exchange Listing
99.1	Press Release dated December 1, 2025, Regarding AI Software and Growth Plans
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2025	MITESCO, INC.

	By:	/s/ Mack Leath
Mack Leath
Chairman and CEO

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